SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 6, 2000


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        0-20028                    77-0214673
   (State or Other           (Commission File Number)           (IRS Employer
   Jurisdiction of                                             Identification
   Incorporation)                                                  Number)

                                301 Conestoga Way
                               Henderson, NV 89015
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 558-1000
              (Registrant's telephone number, including area code)


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ITEM 5:  OTHER EVENTS

        On November 6, 2000, the Company executed agreements to acquire all rights in lithium-ion solid state polymer battery technology from Telcordia Technologies, Inc. (formerly Bellcore) for 3 million newly issued shares of the Company's common stock. The acquisition is expected to be completed in December, 2000. The completion of the transaction is subject to certain approvals, including the expiration of the Hart-Scott-Rodino waiting period, as well as other customary closing conditions, some of which are outside the control of the Company. We can therefore offer not assurance that the transactions reflected in these agreements will be completed. Upon satisfaction of these conditions, this acquisition will give the Company all of Bellcore's rights with respect to lithium-ion, solid state polymer batteries and the Company will become the licensor under Bellcore's existing license agreements. A copy of the press release published by the Company in connection with these agreements is attached as Exhibit 99.1 to this Form 8-K and a copy of certain investor relations materials is attached as Exhibit 99.2 to this Form 8-K. Both Exhibit 99.1 and
Exhibit 99.2 are incorporated herein by reference.

        The information contained herein contains forward-looking statements concerning the financial condition, results of operations and business of the Company following the consummation of its proposed acquisition of Bellcore's rights, and the anticipated financial and other benefits of the proposed acquisition. In some cases, you can identify forward-looking statements by the words "will", "intends", "believes", "are expected to" or similar expressions. These forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may vary substantially from expectations based on forward-looking statements made in this Form 8-K and elsewhere. Among the important factors that could cause actual results to differ are the satisfaction of closing conditions, the ability of Valence to integrate licensing into its operations, the management of the existing Bellcore licensees and the successful establishment of a business selling battery materials and components. These factors are subject to risks and uncertainties both within and outside Valence's control. Please refer to the Company's SEC reports, including on Form 10-K for the year ending March 31, 2000 and on Form 10-Q for the quarter ended June 30, 2000 for a description of certain of these risks.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 9, 2000                          VALENCE TECHNOLOGY, INC



                                    By:    /S/ JAY L. KING
                                        ---------------------------------------
                                           Jay L. King
                                           Vice President and
                                           Chief Financial Officer


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                                              EXHIBIT INDEX

EXHIBITS

99.1    Press Release published by the Company.
99.2    Investor relations material published by the Company.